UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 28, 2016

EQUINOX FRONTIER FUNDS

EQUINOX FRONTIER BALANCED FUND

EQUINOX FRONTIER HERITAGE FUND

EQUINOX FRONTIER SELECT FUND

EQUINOX FRONTIER WINTON FUND

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51274	36-6815533
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Equinox Fund Management, LLC

1775 Sherman Street, Suite 2010

Denver, Colorado 80203

(Address of Principal Executive Offices)

(303) 837-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01. Other Events

Effective October 24, 2016, each series pays the managing owner a trading fee of up to 2.25% of the nominal assets allocated to the trading advisors, including through investments in one or more commodity pools available on the Galaxy Plus Platform and any reference programs annually of the applicable series.

Effective October 28, 2016, the trading policies of the series are revised as follows:

Trading Policies

Subject to the foregoing limitations, each trading advisor has agreed to materially abide by the trading policies of the series of the trust, which currently are as follows:

(1) Series funds generally will be invested in contracts that are traded in sufficient volume which, at the time such trades are initiated, are reasonably expected to permit entering and liquidating positions.

(2) Stop or limit orders may, in a trading advisor’s discretion, be given with respect to initiating or liquidating positions in order to attempt to limit losses or secure profits. If stop or limit orders are used, however, no assurance can be given that the clearing brokers will be able to liquidate a position at a specified stop or limit order price, due to either the volatility of the market or the inability to trade because of market limitations.

(3) A trading advisor, on behalf of the applicable trading company, may occasionally make or accept delivery of a commodity including, without limitation, currencies. A trading advisor also may engage in “EFP” transactions (i.e., an exchange of futures for physical transaction, as permitted on the relevant exchange) involving currencies and metals and other commodities. Any trading company that constitutes an “eligible contract participant” (as such term is defined in Section 1(a)(12) of the CE Act) may engage in swaps, including through which it obtains exposure to reference programs or funds managed by commodity trading advisors.

(4) A trading advisor may, from time to time, employ trading techniques such as spreads, straddles and conversions.

(5) A trading advisor will not initiate open futures or option positions that would result in net long or short positions requiring as margin or premium for outstanding positions in excess of 3.5% to 20% of the notional amount of any contract managed by the trading advisor, or in excess of 20% to 66% of the combined notional amount of all contracts managed by the trading advisor. Under certain market conditions, such as where there is an inability to liquidate open commodities positions because of daily price fluctuations, the managing owner may be required to commit margin or pay premiums in excess of the foregoing limits and in such case the managing owner will cause the trading advisor to reduce its open futures and option positions to comply with these limits before initiating new commodities positions.

(6) If transactions are effected for a trading company in the forward markets, the only forward markets that will be permitted to be utilized are the interbank foreign currency markets and the London Metal Exchange. The utilization of other forward markets requires the consent of the managing owner.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equinox Frontier Funds (Registrant)

Date: October 28, 2016	By:	/s/ Robert J. Enck
Robert J. Enck President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equinox Frontier Balanced Fund, a Series of Equinox Frontier Funds (Registrant)

Date: October 28, 2016	By:	/s/ Robert J. Enck
Robert J. Enck President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Equinox Frontier Balanced Fund, a Series of Equinox Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equinox Frontier Heritage Fund, a Series of Equinox Frontier Funds (Registrant)

Date: October 28, 2016	By:	/s/ Robert J. Enck
Robert J. Enck President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Equinox Frontier Heritage Fund, a Series of Equinox Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equinox Frontier Select Fund, a Series of Equinox Frontier Funds (Registrant)

Date: October 28, 2016	By:	/s/ Robert J. Enck
Robert J. Enck President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Equinox Frontier Select Fund, a Series of Equinox Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equinox Frontier Winton Fund, a Series of Equinox Frontier Funds (Registrant)

Date: October 28, 2016	By:	/s/ Robert J. Enck
Robert J. Enck President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Equinox Frontier Winton Fund, a Series of Equinox Frontier Funds

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